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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2007


                              ONCOLOGIX TECH, INC.
            ---------------------------------------------------------
           (Name of Small Business Issuer as Specified in Its Charter)


         Nevada                          0-15482                 86-1006416
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(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)


                 3725 Lawrenceville-Suwanee Rd., Suite B-4
                                Suwanee, GA 30024
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                    (Address of principal executive offices)

                                 (770) 831-8818
                            ------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          Mr. Stanley L. Schloz, the Chairman of our Board of Directors has resigned from the Board of Directors effective as of 1:00 PM, Mountain Standard Time, December 27, 2007. Mr. Schloz expressed no disagreement with the Company on any matter relating to the Company's operations, policies or practices, and no such disagreement between Mr. Schloz and the Company is known to any executive officer of the Company. He had been a member of the Finance Committee of the Board of Directors. Judith Lindstrom was elected to the position of Chairman and Adam Lowe was elected to the Finance committee to replace Mr. Schloz.


Item 8.01 Other Events.

          We have been unable to obtain the financing necessary to continue operations after December 31, 2007. Consequently, we are terminating the employment of all of our personnel, effective as of that date, including Andrew Green, President, Adam Lowe, VP and COO, and Andrew Kennedy, Medical Officer. We anticipate that several of them will continue to assist us in any continuing activities as independent consultants.

          Although operations have been suspended, we continue to be engaged seeking various solutions, such as obtaining sufficient financing to enable us to revive our operations, the sale of our proprietary technology or the formation of joint venture or other arrangement with another party whereby the effort to develop and obtain government approval of the Oncosphere product may continue. While we are in contact with several potentially interested parties, there are presently no agreements with any of them and no assurance that any will ensue.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 28, 2007        ONCOLOGIX TECH INC.


                                By:  /s/ Andrew M. Green
                                     -------------------------------------------
                                     Andrew M. Green, Chief Executive Officer
                                     and President

                                By:  /s/ Michael A. Kramarz
                                     -------------------------------------------
                                     Michael A. Kramarz, Chief Financial Officer